Exhibit 99.1

PROXY

                              TEKINSIGHT.COM, INC.
                         SPECIAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 11, 2001

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS IN CONNECTION WITH THE SPECIAL MEETING OF STOCKHOLDERS OF TEKINSIGHT.COM, INC., TO BE HELD ON SEPTEMBER 11, 2001. ANY STOCKHOLDER HAS THE RIGHT TO APPOINT AS HIS OR HER PROXY A PERSON (WHO NEED NOT BE A STOCKHOLDER) OTHER THAN ANY PERSON DESIGNATED BELOW, BY INSERTING THE NAME OF SUCH OTHER PERSON IN ANOTHER PROPER FORM OF PROXY.

     The undersigned, a stockholder of TekInsight.com, Inc. (the "Corporation"), hereby revoking any proxy hereinbefore given, does hereby appoint Steven J. Ross and James Linesch, or either of them, as his or her proxy with full power of substitution, for and in the name of the under signed to attend the Special Meeting of Stockholders to be held at 10:00 a.m., local time, on September 11, 2001 at the Corporation's executive offices located at 18881 Von Karman Avenue, Suite 250, Irvine, California, and at any adjournments thereof, and to vote upon all matters specified in the notice of said meeting, as set forth herein, and in their discretion upon such other business as may properly come before the meeting, all shares of stock of said Corporation which the undersigned would be entitled to vote if personally present at the meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ALL PROPOSALS DESCRIBED BELOW.

1.       Approve our Amended and Restated Certificate of Incorporation.

[ ]   FOR                      [ ]   AGAINST                    [ ]   ABSTAIN


2. _______ Approve, pursuant to Nasdaq Rule 4310, the issuance of shares of Class B common stock to DynCorp in connection with the merger of DynCorp Management Resources Inc. into our wholly owned subsidiary, Newport Acquisition Corp.

[ ]   FOR                      [ ]   AGAINST                    [ ]   ABSTAIN


3.       Approve our 2001 Stock Option Plan.

[ ]   FOR                      [ ]   AGAINST                    [ ]   ABSTAIN


4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

[ ]   FOR                      [ ]   AGAINST                    [ ]   ABSTAIN




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PLEASE SIGN EXACTLY AS YOU NAME APPEARS HEREIN, if signing as attorney, executor, administrator, trustee or guardian, indicate such capacity. All joint tenants must sign. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

The Board of Directors request that you fill in the date and sign the Proxy and return it in the enclosed envelope.

IF THE PROXY IS NOT DATED IN THE ABOVE SPACE, IT IS DEEMED TO BE DATED ON THE DAY ON WHICH IT WAS MAILED BY THE CORPORATION.


                  Dated:                                                  , 2001
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                                                Signature


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                                               Print Name


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                                         Signature, if Jointly Held


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                                               Print Name